EXHIBIT 10.2
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                               SUTRON CORPORATION
                             STOCK OPTION AGREEMENT
                          (NON-QUALIFIED STOCK OPTION)


         THIS STOCK OPTION AGREEMENT (the "Agreement") is made and entered into as of the 14th day of May 2008 by and between Sutron Corporation, a Virginia corporation (the "Company"), and Andrew D. Lipman (the "Optionee").

         WHEREAS, the Board of Directors of the Company (the "Board") has adopted and approved that certain Amended and Restated Sutron Corporation 2002 Stock Option Plan (the "Plan"), a copy of which has been provided to the Optionee and which is incorporated by reference herein; and

         WHEREAS, pursuant to and in accordance with the provisions of the Plan, the Board has determined that the Optionee is eligible to be granted an option (the "Option") to acquire shares of the Company's Common Stock, $0.01 par value per share (the "Stock"); and

         WHEREAS, Options granted under the Plan are not intended or designed to qualify for Federal income tax treatment as incentive stock options under
Section 422 of the Internal Revenue Code of 1986 (the "Code"); and

         WHEREAS, the Optionee desires to be granted Options under the Plan; and

         WHEREAS, the Corporation and the Optionee desire to set forth herein the terms of such Options.

         NOW, THEREFORE, in consideration of the foregoing, of the mutual covenants set forth herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Grant of Option. The Company hereby grants to the Optionee the right and option to purchase Five thousand (5,000) shares of Stock, subject to and in accordance with the terms and conditions set forth in the Plan and in this Agreement.

         2. Exercise Price. The Exercise Price to be paid for each share of Stock to be acquired upon exercise of the Option granted hereunder is $7.50. Such Exercise Price is equal to the Fair Market Value (as defined in the Plan) of the Stock as of the date of grant of the Option.

         3. Transferability. The Option granted hereunder shall be exercisable during the Optionee's lifetime only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death.

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         4. Exercise Terms; Vesting; Procedure.

                  (a) Except as provided in Section 6 hereof, the Option may be exercised in whole or in part in accordance with the vesting schedule set forth in Section 5 hereof, provided, however, that the Option shall not be exercisable after the expiration of ten (10) years from the date of grant of the Option.

                  (b) In order to exercise the Option granted hereunder, the Optionee shall deliver to the Secretary of the Company written notice stating the Optionee's intent to exercise the Option, which notice shall specify:

                           (i) the name of the Optionee;

                           (ii) the Option to be exercised;

                           (iii) the number of shares of Stock to be purchased
                  pursuant to such exercise; and

                           (iv) the address to which certificates representing
                  the shares of Stock issuable upon exercise of the Option are to be mailed.

                  (c) The Optionee's written notice shall be accompanied by a certified check payable to the Company in the amount of the product of the Exercise Price times the number of shares with respect to which the Option is being exercised. The notice and payment shall be delivered in person or sent by registered mail, return receipt requested, to the Secretary of the Company. The Option shall be considered exercised on the date the notice and payment are delivered to the Secretary or deposited in the mail, as the case may be. As promptly as practicable after the Secretary's receipt of the notice of exercise and payment, and the receipt of any certificates from the Optionee required by the Company pursuant to Sections 8 and 9 hereof, the Company shall deliver to the Optionee a certificate or certificates for the number of shares of Stock with respect to which the Option has been exercised.

         5. Vesting. The Option shall vest ratably over the one year period beginning May 14, 2008 and ending May 13, 2009; provided, however, that the Option shall become immediately exercisable in full at the time of a Change of Control of the Company.

         6. Effect of Termination of Employment, Disability or Death. The following provisions shall govern the exercise of any Options held by an Optionee at the time the Optionee ceases to be an employee of the Company, suffers a Disability, or dies.

                  6.1 Termination of Employment. In the event that the Optionee ceases to be an employee of the Company for any reason other than Disability or death, then the period during which each outstanding Option held by such Optionee is to remain exercisable shall be limited to the ninety (90) day period following the date of termination of employment. Under no

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circumstances, however, shall any such Option be exercisable after the specified expiration date of the Option term. Any outstanding Option may not be exercised in the aggregate for more than the number of vested shares for which the Option is exercisable on the date of the termination of employment, and such Option shall terminate and cease to be outstanding with respect to any Option shares for which the Option is not at that time exercisable or in which the Optionee is not otherwise at that time vested.

                  6.2 Disability. In the event that the Optionee ceases to be an employee of the Company by reason of a Disability, then the period during which each outstanding Option held by such Optionee is to remain exercisable shall be limited to a period of one (1) year following the date of termination of employment due to Disability. Under no circumstances, however, shall any such Option be exercisable after the specified expiration date of the Option term as set forth in the Option Agreement. Any outstanding Option may not be exercised in the aggregate for more than the number of vested shares for which the Option is exercisable on the date of the termination of employment due to Disability, and such Option shall terminate and cease to be outstanding with respect to any Option shares for which the Option is not at that time exercisable or in which the Optionee is not otherwise at that time vested.

                  6.3 Death. In the event that the Optionee dies while holding one or more outstanding Options, then the period during which each outstanding Option held by such Optionee is to remain exercisable shall be limited to a period of one (1) year following the date of the Optionee's death. During such limited period, the Option may be exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution. Under no circumstances, however, shall any such Option be exercisable after the specified expiration date of the Option term. Any outstanding Option may not be exercised in the aggregate for more than the number of vested shares for which the Option is exercisable on the date of the death of the Optionee, and such Option shall terminate and cease to be outstanding with respect to any Option shares for which the Option is not at that time exercisable or in which the Optionee is not otherwise at that time vested.

         7. Adjustments to Upon Certain Events. In the event that any change is made to the Stock issuable under the Plan and the Option granted hereunder by reason of stock split, stock dividend, recapitalization, combination of shares, exchange of shares, repurchase, merger, consolidation, spin-off or other change affecting the outstanding Stock as a class, the Board shall make appropriate adjustments to the maximum number of shares and/or class of shares, and the number of shares and/or class of shares and the exercise price per share in effect under the Option, in order to prevent the dilution or enlargement of benefits thereunder. Any adjustments made by the Board pursuant to this Section 7 shall be final, binding and conclusive. Neither the existence nor the terms of the Plan or this Agreement, nor the grant of any Option hereunder, shall affect the right or power of the Company to make any adjustments, reorganizations, reclassifications or other changes to its capital structure or to merge, consolidate, dissolve, liquidate, sell or transfer any or all of its assets or otherwise change its business structure.

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         Except as expressly provided above, the issuance by the Company of shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights, warrants or options to subscribe therefor, or upon conversions of shares or obligations of the Company convertible into such shares or other securities, shall not affect the number, class or exercise price of shares of Stock then subject to the Option, and no adjustment shall be made by reason thereof.

         8. Requirements of Law. The Company shall not be required to sell or issue shares of its Stock under the Option if the sale or issuance would constitute a violation by the Optionee or the Company of any provisions of any state or federal law, rule or regulation. In addition, in connection with the Securities Act of 1933, as amended, upon exercise of the Option, the Company shall not be required to issue such shares of Stock unless the Company has received evidence satisfactory to it to the effect that the Optionee will not transfer such shares except pursuant to a registration statement in effect under the Securities Act of 1933, as amended, or unless an opinion of counsel to the Company has been received to the effect that such registration is not required. Any determination in this regard by the Company shall be final, binding and conclusive. Certificates representing shares of Stock issued pursuant to the exercise of the Option will be subject to such stop-transfer orders and other restrictions as may be applicable under federal and state laws, regulations and rules, or the requirements of any securities exchange or automated quotation system. In the event the shares issuable on exercise of the Option are not registered under the Securities Act, the Company may imprint the following legend or any other legend which counsel to the Company considers necessary or advisable:

         "The shares of Stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any state and may not be sold or transferred except upon such registration or upon receipt by the Company of an opinion of counsel satisfactory to the Company that registration is not required for such sale or transfer."

         The Corporation may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act of 1933; and in the event any shares are so registered, the Company may, in its discretion, remove any legend on certificates representing such shares. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of the Option or the issuance of shares pursuant thereto to comply with any state or federal law or regulation.

         9. Investment Purpose. The Optionee agrees that any shares of Stock subject to the Option granted hereunder will be acquired for investment and not with any present intention to resell the same, and the Optionee further agrees to confirm such intention by an appropriate written assurances and certificates at the time of exercising an Option or any portion thereof.

         10. Withholding. The Company's obligation to deliver shares of Stock upon exercise of the Option shall be subject to any and all applicable federal, state and local tax withholding and reporting requirements.

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         11. No Rights as Shareholder. The Optionee shall have no right as a shareholder with respect to the Stock covered by the Option until the date of issuance of Stock Certificates for such Stock to the Optionee.

         12. No Employment Obligation. The granting of any Option shall not impose upon the Company any obligation to employ the Optionee. The right of the Company to terminate the employment of the Optionee shall not be diminished or affected by reason of the fact that an Option has been granted hereunder to the Optionee.

         13. General Provisions.

                  (a) This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

                  (b) This Agreement shall be construed in accordance with, and shall be governed by, the laws of the Commonwealth of Virginia.

                  (c) No waiver by any party hereto of any breach of any covenant, condition or agreement hereof shall be considered to constitute a waiver of any such covenant, condition or provision, or of any subsequent breach thereof.

                  (d) In the event any court of competent jurisdiction shall declare any portion of this Agreement to be invalid, the remainder of this Agreement shall not be invalidated thereby, but shall remain in full force and effect.

                  (e) Unless otherwise provided in this Agreement, no notice or other communication which may be or is required or permitted to be given under this Agreement shall be effective unless the same is in writing and is either hand delivered or sent by registered or certified mail, return receipt requested, first-class postage prepaid, (1) if to the Optionee, 8513 Country Club Drive Bethesda, Maryland 20817, and (2) if to the Company, to Sutron Corporation., Attn: Secretary, 21300 Ridgetop Circle, Sterling, VA 20166, or at any other address that may be given by one party to the other party by notice pursuant to this paragraph 6(e), with a copy to the law firm of Shulman, Rogers, Gandal, Pordy & Ecker, P.A., 11921 Rockville Pike, Third Floor, Rockville, Maryland 20852. Unless otherwise provided in this Agreement, such notices, or other communications, if sent by registered or certified mail in accordance with this paragraph 6(e), shall be deemed to have been given at the time of mailing.

                  (f) Where the text requires, words in the singular shall be deemed to include the plural and vice-versa, and words in one gender shall be deemed to include all genders.

                  (g) Any headings preceding the text of the sections or sub-sections in this Agreement are inserted solely for convenience of reference and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

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                  (h) The Option granted pursuant hereto is not intended or
designed to qualify for federal income tax treatment as an incentive stock option under Section 422 of the Code.

                  (i) The Options are subject to all terms, conditions, limitations and restrictions contained in the Plan, which shall be controlling in the event of any conflicting or inconsistent provisions between this Agreement and the Plan.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and sealed by its duly authorized officers, and the Optionee has executed and sealed this Agreement, all as of the day and year first above written.


ATTEST:                                              THE COMPANY:
                                                     SUTRON CORPORATION



/s/ Sidney C. Hooper                                 /s/ Raul S. McQuivey
--------------------                                 --------------------
Name: Sidney C. Hooper                               Name: Raul S. McQuivey
Title: Chief Financial Officer                       Title: President




WITNESS:                                             THE OPTIONEE:



/s/ Deborah Lipman                                   /s/ Andrew D. Lipman
------------------                                   --------------------
Name: Deborah Lipman                                 Name: Andrew D. Lipman



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